Exhibit 99.1

LIBERTY LATIN AMERICA ANNOUNCES CLOSING OF $402.5 MILLION OF 2.0% CONVERTIBLE SENIOR NOTES DUE 2024
FOR IMMEDIATE RELEASE
Denver, Colorado – June 28, 2019: Liberty Latin America Ltd. ("Liberty Latin America") (NASDAQ: LILA and LILAK, OTC Link: LILAB) today announced the closing of its previously announced offering of 2.0% Convertible Senior Notes due 2024 (the “Notes”), in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company sold $402.5 million aggregate principal amount of the Notes, including $52.5 million aggregate principal amount of the Notes sold pursuant to the initial purchasers’ exercise in full of their 13-day option to purchase additional Notes from Liberty Latin America in connection with the offering.
The Notes are general unsecured senior obligations of Liberty Latin America, bear interest at a rate of 2.0% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2020, mature on July 15, 2024 (unless earlier repurchased, redeemed or converted), and are convertible into Liberty Latin America’s Class C common shares, cash, or a combination of the Class C common shares and cash, at Liberty Latin America’s election. The conversion rate for the Notes will initially equal 44.9767 Class C common shares per $1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately $22.23 per Class C common share and is subject to adjustment, which represents an approximately 22.5% conversion premium over the last reported sale price of $18.15 per share of Liberty Latin America's Class C common shares on Nasdaq on June 25, 2019.

Other than a redemption for a change in certain tax laws, Liberty Latin America may not redeem the Notes prior to July 19, 2022. On or after July 19, 2022, Liberty Latin America may redeem for cash all or a portion of the Notes if the last reported sale price of Liberty Latin America’s Class C common shares has been at least 130% of the conversion price then in effect on (i) each of at least 20 trading days (whether or not consecutive) during the 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date Liberty Latin America provides notice of redemption and (ii) the trading day immediately preceding the date Liberty Latin America provides such notice.

Liberty Latin America used approximately $45.7 million of the net proceeds from the sale of the Notes to fund the cost of the capped call transactions described below, including approximately $6.0 million to fund the cost of capped call transactions related to the sale of the additional Notes, and intends to use the remaining funds for other general corporate purposes.

In connection with the offering of the Notes, including the additional Notes, Liberty Latin America entered into privately negotiated capped call transactions with the initial purchasers of the Notes or their affiliates (the "option counterparties"). The capped call transactions have an initial strike price of approximately $22.23 per Class C common share and an initial cap price of approximately $31.76 per Class C common share, subject to certain adjustments. The capped call transactions cover, subject to customary adjustments, approximately 18.10 million Class C common shares of Liberty Latin America. The capped call transactions are expected to reduce the potential dilution to Liberty Latin America's Class
C common shares upon any conversion of the Notes and/or offset the cash payments Liberty Latin America is required to make in excess of the principal amount of converted Notes, with such reduction and/or offset subject to a cap. In connection with establishing their initial hedge of the capped call transactions, the option counterparties informed Liberty

Latin America that the option counterparties purchased Liberty Latin America’s Class C common shares and/or entered into various derivative transactions with respect to Liberty Latin America’s Class C common shares concurrently with or shortly after the pricing of the Notes. These activities could have the effect of increasing, or reducing the size of a decline in, the market price of Liberty Latin America’s Class C common shares or Notes concurrently with, or shortly following, the pricing of the Notes. In addition, the option counterparties (and/or their respective affiliates) may modify their hedge positions by entering into or unwinding various derivatives with respect to Liberty Latin America’s common shares and/or purchasing or selling Liberty Latin America’s Class C common shares or other securities of Liberty Latin America in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of Notes). Any of these activities could cause or avoid an increase or a decrease in the market price of Liberty Latin America’s Class C common shares or the Notes and, to the extent any of these activities occurs during any observation period related to a conversion of Notes, could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of the Notes.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale would be unlawful. Any offer of the Notes will be made only by means of a private offering memorandum.

The Notes and the shares of Class C common stock issuable upon conversion of the Notes have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold absent registration or an applicable exemption from registration requirements under the Securities Act and applicable state securities laws.
FORWARD-LOOKING STATEMENTS

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the private offering of Notes, the anticipated use of proceeds therefrom and certain related capped call transactions. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, general market conditions. These forward-looking statements speak only as of the date of this press release, and Liberty Latin America Ltd. expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Latin America Ltd., including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, for risks and uncertainties related to Liberty Latin America Ltd.’s business which may affect the statements made in this press release.

ABOUT LIBERTY LATIN AMERICA

Liberty Latin America is a leading telecommunications company operating in over 20 countries across Latin America and the Caribbean under the consumer brands VTR, Flow, Liberty, Más Móvil, BTC, UTS and Cabletica. The communications and entertainment services that we offer to our residential and business customers in the region include digital video, broadband internet, telephony and mobile services. Our business products and services include enterprise-grade connectivity, data center, hosting and managed solutions, as well as information technology solutions with customers ranging from small and medium enterprises to international companies and governmental agencies. In addition, Liberty Latin America operates a sub-sea and terrestrial fiber optic cable network that connects over 40 markets in the region. Liberty Latin America has three separate classes of common shares, which are traded on the NASDAQ Global Select Market under the symbols "LILA" (Class A) and "LILAK" (Class C), and on the OTC link under the symbol "LILAB" (Class B).

Contacts

Investor Relations:
Kunal Patel    +1 786 274 7552

Media Relations:
Claudia Restrepo    +1 786 218 0407